EXHIBIT 10.1

                                LETTER OF INTENT


     This LETTER OF INTENT (the "Letter") made and entered into this 18th day of December 1998, by and between Computer Research Technologies, Inc. (the "Buyer"), a Florida corporation whose principal place of business is 277 Royal Poinciana Way, Suite 197, Palm Beach, FL 33480 USA, represented by its President, Charles Adams, and

     Elva S.A (the "Company"), a French company whose principal place of business is in Paris, represented by its President, Cedric Colnot,

     The Shareholders of the Company: Patrick Misko, Cedric Colnot, Jerard Colnot, Adnre Neige, Eric Ball, Alain Duffas, Michel Chapot, Jacques Olivier Martin, Jean Etienne Bougnoux, David Moore, Jean Pierre Fortune, Clara Landry, Medalight TMO.

     WHEREAS, the Buyer confirms that it is an American company, incorporated in the State of Florida, and is listing on the stock exchange; and

     WHEREAS, the Buyer is interested in acquiring the Shareholders in the Company ELVA s.a; and

     WHEREAS, the Shareholders of the Company confirms its interest in selling these shares of the Company to the buyer;

     NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, receipt of which to take place at closing, it is agreed by and between the Parties as follows:

1.   CAPITAL STRUCTURE OF THE BUYER BEFORE THE ACQUISITION.

     Before the acquisition of the Company's shares by the Buyer, the capital structure of the Buyer will be 3,900,000 shares.

2.   CAPITAL STRUCTURE OF THE BUYER AFTER THE ACQUISITION.

     Immediately after the acquisition of the Shareholders's shares by the Buyer, the capital structure of the Buyer will be as follows:

     (a) Private investors (represented by Matthews Morris & cie): 3,900,000 unrestricted shares, and 400,000 shares of Rule 144 restricted shares, representing 20% of the capital;

     (b) Patrick Misko: 4,878,350 shares of Rule 144 restricted shares, represented by 22.69% of the capital;

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     (c)  Cedric  Colnot:  5,439,500  shares  of  Rule  144  restricted  shares, represented by 25.30% of the capital;

     (d)  Jerard  Colnot:   844,950  shares  of  Rule  144  restricted   shares,
          representing 3.93% of the capital;

     (e)  Andre  Neige:   281,650   shares  of  Rule  144   restricted   shares,
          representing1,31% of the capital;

     (f) Eric Ball: 55,900 shares of Rule 144 restricted shares, representing 0.26% of the capital;

     (g)  Alain  Duffas:   1,126,600  shares  of  Rule  144  restricted  shares,
          representing 5.24% of the capital;

     (h)  Michel  Chapot:   836,350  shares  of  Rule  144  restricted   shares,
          representing 0.86% of the capital;

     (i) Jacques Olivier Martin: 184,900 shares of Rule 144 restricted shares, representing 0.86% of the capital;

     (j) Jean Etienne Bougnoux: 45,150 shares of Rule 144 restricted shares, representing 0.21% of the capital;

     (k) David Moore: 27,950 shares of Rule 144 restricted shares, representing 0.13% of the capital;

     (l) Jean Pierre Fortune: 27,950 shares of Rule 144 restricted shares, representing 0.13% of the capital;

     (m) Clara Landry:10,750 shares of Rule 144 restricted shares, representing 0.05% of the capital ;

     (n) Meadlight TMO: 3,440,000 shares of Rule 144 restricted shares, representing 16% of the capital

     All the shares Rule 144 restricted shares will have a legend of 18 months.

          Total number of shares: 21,500,000.

3.   TERMS OF THE ACQUISITION.

     Payment for the shares of the Company that the Buyer will acquire from the Seller will be made by issuing 17,200,000 shares of Rule 144 restricted shares of the Buyer to the Shareholders of the Company.

4.   GOVERNING LAW.

     This Letter shall be governed by the applicable laws of the State of Florida.

5.   SEVERABILITY.

     In the event that any provision or clause of this Letter conflicts with applicable law, such

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conflict  shall not affect  other  provisions  of this  Letter that can be given effect despite such conflicting provision or clause.

6.   CLOSING DATE.

     The closing date is set for December 21, 1998, in New York, however the Parties are already bound by this irrevocable and final Letter.

     IN TESTIMONY WHEREOF, witness the signatures of the parties hereto.


Computer Research Technologies, Inc.
a Florida corporation

/s/ Charles Adams                              /s/ Patrick Misko
-----------------                              ---------------------
Charles Adams                                  Patrick Misko

/s/ Cedric Colnot                              /s/ Jerard Colnot
-----------------                              ---------------------
Cedric Colnot                                  Jerard Colnot

/s/ Andre Neige                                /s/ Eric Ball
----------------                               -----------------
Andre Neige                                    Eric Ball

/s/ Alain Duffas                               /s/ Michel Chapot
----------------                               ------------------
Alain Duffas                                   Michel Chapot

/s/ Jacques Olivier Martin                     /s/ Jean Etienne Bougnoux
----------------------------                   -------------------------
Jacques Olivier Martin                         Jean Etienne Bougnoux

/s/ David Moore                                /s/ Jean Pierre Fortune
------------------                             ------------------------
David Moore                                    Jean Pierre Fortune

/s/ Clara Landry                               /s/ Meadlight TMO
---------------                                ----------------------
Clara Landry                                   Meadlight TMO